SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): June 27, 2003

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Item 5.                                                        Other Events and Regulation FD Disclosure

On June 26, 2003, WJ Communications, Inc. (the “Company”) issued a press release relating to its anticipated revenues for the quarterly period ended June 29, 2003. A copy of the Company’s Press Release is attached hereto as Exhibit 99.1

Item 7.                                                        Financial Statements and Exhibits

(c) Exhibits

99                                    Press Release dated June 26, 2003 announcing the Company’s anticipated revenues for the quarterly period ended June 29, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ FRED J. KRUPICA
Fred J. Krupica
Chief Financial Officer (principal financial officer)

Dated: June 27, 2003